                   ACTIVE IQ TECHNOLOGIES, INC. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                          ACTIVE IQ TECHNOLOGIES, INC.
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2)      Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)      Proposed maximum aggregate value of transaction:

       (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount previously paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                          [ACTIVE IQ TECHNOLOGIES LOGO]

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 12, 2002

                        --------------------------------

         Please take notice that the Annual Meeting of Shareholders of Active IQ Technologies, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at [ ], on Thursday, December 12, 2002, at
[ ] (Central time), or at any adjournment thereof, for the following purposes:

         1. To elect seven directors to the Board of Directors of the Company;

         2. To approve an amendment to the Company's 1999 Employee Stock Option Plan (as amended) increasing the number of shares of common stock reserved for issuance thereunder from 2,400,000 shares to 4,250,000 shares;

         3. To approve an amendment to the Company's 2000 Directors Stock Option Plan (as amended) increasing the number of shares of common stock reserved for issuance thereunder from 250,000 shares to 550,000 shares;

         4. To approve an amendment to the Company's 2001 Non-Executive Stock Option Plan (as amended) increasing the number of shares of common stock reserved for issuance thereunder from 700,000 shares to 1,450,000 shares;

         5. To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of undesignated capital stock to 150,000,000 shares; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on November 8, 2002 are entitled to notice of and to vote at the meeting. Each shareholder is entitled to one vote on all matters to be voted on at the meeting.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. Also enclosed is a copy of the Company's Annual Report on Form 10-K (as amended) for the year ended December 31, 2001.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the enclosed Proxy will help avoid further solicitation expense to the Company.

                                         By Order of the Board of Directors,



                                         D. Bradly Olah
                                         Chief Executive Officer
Dated:  November      , 2002
Minnetonka, Minnesota

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                          ACTIVE IQ TECHNOLOGIES, INC.
                          5720 Smetana Drive, Suite 101
                           Minnetonka, Minnesota 55343
                         ------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
           TO BE HELD DECEMBER 12, 2002 AT [10:00 A.M.] (CENTRAL TIME)
                         ------------------------------

                               PROXIES AND VOTING

         This Proxy Statement is furnished to the shareholders of Active IQ Technologies, Inc., a Minnesota corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, December 12, 2002
at [     ] (Central time), at [         ], and at any adjournment thereof, for
the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders of the Company was November [ ], 2002.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation of a subsequent Proxy is delivered to an officer before the Proxy intended to be revoked or superseded is used at the Annual Meeting.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         Shareholders of record on November 8, 2002 will be entitled to receive notice of and vote at the meeting. As of the record date, there were outstanding and entitled to be voted at the meeting 13,298,014 shares of Common Stock, each share being entitled to one vote on all matters. The Company has no other voting securities outstanding. Shareholders are not entitled to cumulative voting rights.

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 8, 2002, by (i) each person known by the Company to be the beneficial owner of more than 5 percent of the outstanding Common Stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the following persons is 5720 Smetana Drive, Suite 101, Minnetonka, Minnesota 55343.

                                                                        SHARES
         NAME                                                   BENEFICIALLY OWNED (1)      PERCENT OF CLASS
         -----                                                  ----------------------      ----------------
         Kenneth W. Brimmer (2) ............................           1,071,434                    7.6
         Ronald E. Eibensteiner (3) ........................           1,525,734                   10.9
             800 Nicollet Mall, Suite 2690
             Minneapolis, MN 55402
         Wayne W. Mills (4) ................................           2,480,134                   17.4
             800 Nicollet Mall, Suite 2690
             Minneapolis, MN 55402
         Patrick L. Nelson  ................................                   0                      *
         D. Bradly Olah (5) ................................           1,380,101                   10.0
         Jeffrey Traynor (6) ...............................              35,000                      *
         Brent Robbins .....................................                   0                      *
         Jack A. Johnson ...................................                   0                      *
         Boston Financial Partners, Inc. (7)                           2,180,000                   14.9
             17 Bayns Hill Rd.
             Boxford, MA 01921
         All directors and officers as a group (8) .........           6,492,403                   39.9

----------

         *        Represents less than 1 percent

         (1) Except as otherwise indicated, each person possesses sole voting and investment power with respect to the shares shown as beneficially owned.

         (2) Includes 207,834 shares issuable upon exercise of certain warrants. Also includes 450,000 shares issuable upon exercise of options, all of which are vested.

         (3) Includes 633,334 shares issuable upon exercise of certain warrants, of which 533,334 are owned by Wyncrest Capital, Inc., of which Mr. Eibensteiner is the sole director. Also includes 617,400 shares owned by Wyncrest Capital, Inc. Also includes 75,000 shares issuable upon exercisable of options which vest within 60 days.

         (4) Includes 938,334 shares issuable upon exercise of certain warrants, of which 540,000 are owned by Blake Capital, LLC of which Mr. Mills is the sole member. Also includes 271,000 shares owned by Blake Capital, LLC, 30,000 shares owned by Sea Spray, Ltd., a foreign corporation of which Mr. Mills is the sole director. Also includes 150,000 shares owned by Mr. Mills' spouse. Mr. Mills disclaims beneficial ownership of these shares.

         (5) Includes 204,501 shares issuable upon exercise of certain warrants. Also includes 223,300 shares issuable upon exercise of options which vest within 60 days. Also includes 165,000 shares and 110,000 shares issuable upon exercise of certain warrants owned by Mr. Olah's spouse; and

                  15,000 shares and 10,000 shares issuable upon exercise of certain warrants owned by the D. Bradly Olah Irrevocable Trust.

         (6) Represents shares issuable upon exercise of options which vest within 60 days.


         (7) Includes 1,380,000 shares issuable upon the exercise of certain warrants, of which warrants to purchase 700,000 shares are held by Thomas Brazil, president of Boston Financial Partners, Inc.

         (8) Includes 2,104,003 shares issuable upon exercise of certain warrants. Also includes 883,300 shares issuable upon exercise of options which vest within 60 days.

                 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS
                                (PROPOSAL NO. 1)

         Seven directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. Each of the nominees listed below has consented to serve as a director, if elected, until the next annual meeting of the Company's shareholders or until his successor is duly elected and qualified. The Board of Directors proposes for election the nominees listed below:

                                    Kenneth W. Brimmer
                                    Ronald E. Eibensteiner
                                    Jack A. Johnson
                                    Wayne W. Mills
                                    Patrick L. Nelson
                                    D. Bradly Olah
                                    Brent Robbins

VOTE REQUIRED

         The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required for election to the Board of Directors of each of the seven nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the election of directors, shall not be considered present and entitled to vote on the election of directors. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the election of the foregoing nominees. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS AND DIRECTORS

         Our executive officers and those directors nominated for election are described below:

         D. BRADLY OLAH (AGE 37). Mr. Olah, one of the co-founders of activeIQ Technologies Inc., has been a director of the Company since April 2001. He has also served as the Company's chief executive officer since December 2001, as its chief financial officer from December 2001 until May 2002 and its chief operating officer from April 2001 until December 2001. Prior to the merger transaction between Meteor Industries, Inc. and activeIQ Technologies Inc., he served activeIQ Technologies as its Executive Vice President from November 1999 to April 2001 and as Chief Executive Officer from April 1996 to November 1999. Mr. Olah was also a member of activeIQ Technologies' board of directors from its inception in April 1996 until its merger with Meteor Industries, Inc. and has been actively involved in its business development. He was a director of Natural Resources Geophysical Corporation from 1996 until 1998, when it was sold to Eagle Geophysical of Houston, Texas. He was also the founder/Chairman and Chief Executive Officer and a director of Innovative Gaming Corporation of America from 1991 through February 1996 and also served as the Chief Financial Officer of that company from 1991 to 1993.

         JACK A. JOHNSON (AGE 54). Mr. Johnson joined the Company as a director and as President and Chief Operating Officer in November 2002. Prior to joining the Company, Mr. Johnson served as President of Sopheon Corporation, a Minneapolis, Minnesota based software company, since 1996 and prior to that he was chief operating officer/chief financial officer of Teltech Resource Network, Inc.

         JEFFREY M. TRAYNOR (AGE 48). Mr. Traynor has served as the Company's Chief Financial Officer since May 2002 and as its Secretary since August 2002. Prior to joining the Company, Mr. Traynor was Senior Vice president and Chief Financial Officer at techies.com, inc. from November 1998 until May 2001, after which time he owned and operated JMT Consulting, a consulting company.

         KENNETH W. BRIMMER (AGE 47). Mr. Brimmer has served as our Chairman of the Board since April 2001. From April 2001 until December 2001, he also served as the Company's chief executive officer. Having been appointed to the board of directors of activeIQ Technologies Inc. in 1999, Mr. Brimmer served that company as its Chairman and Chief Executive Officer until its merger with Meteor Industries, Inc. (the Company's predecessor) on April 30, 2001. Mr. Brimmer was President of Rainforest Cafe, Inc. from April 1997 until April 2000 and was Treasurer from its inception in 1995. Mr. Brimmer is also Chairman of both Hypertension Diagnostics, Inc., and Oxboro Medical, Inc, both of which are NASDAQ listed companies.

         RONALD E. EIBENSTEINER (AGE 51). Mr. Eibensteiner has been a director of the Company since April 30, 2001, the effective date of the Meteor Industries, Inc.-activeIQ Technologies Inc. He was initially appointed to the board of directors of activeIQ Technologies in September 2000. Mr. Eibensteiner is the president of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. Since May 1996, Mr. Eibensteiner has been chairman of the board of directors of OneLink, Inc., which formerly provided Internet-delivered business intelligence services to the telecommunications industry. From March 1996 until March 2001, he served as a director of Stellent, Inc. (formerly known as IntraNet Solutions, Inc.) (Nasdaq:
STEL), a provider of Web-based document management solutions for corporate intranets. Mr. Eibensteiner co-founded Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum technology, inc., in January 1996.

         WAYNE W. MILLS (AGE 47). Mr. Mills was appointed to the Company's board of directors in December 2001. Mr. Mills, the Company's largest individual shareholder, is president of Blake Capital Partners, an investment and consulting company providing services to early stage companies. Prior to forming Blake Capital, Mr. Mills was an investment banker and stock broker for over 18 years with R.J. Steichen.

         PATRICK L. NELSON (AGE 47). Mr. Nelson was appointed to the Company's board of directors in September 2002. Mr. Nelson has been partner of Intersect Strategies Group LLP since January 2002 and from 1991 to 1999 he served as Deputy Commissioner of the State of Minnesota Department of Commerce, Insurance & Registration Division.

         BRENT ROBBINS (AGE 35). Mr. Robbins was appointed to the Company's board of directors in November 2002. Since 2001, Mr. Robbins has served as associate counsel of General Mills, Inc. From 1999 to 2001, he was Vice President of Wyncrest Capital, Inc., a Minneapolis-based company that invests in early stage technology companies. From 1996 to 1999, Mr. Robbins was associated with the Bloomington, Minnesota law firm of Larkin, Hoffman, Daly & Lindgren, Ltd.

BOARD COMMITTEES

         The Company has an Audit Committee and a Compensation Committee. The Audit Committee oversees the activities of the independent auditors and internal controls. The current members of the Audit Committee are Messrs. Brimmer, Nelson and Robbins. The Compensation Committee makes recommendations to the Board of Directors of the Company concerning salaries and incentive compensation for executive officers of the Company. Messrs. Eibensteiner and Mills serve on the Compensation Committee.

         During fiscal 2001, the Board of Directors held three meetings and there were two meetings of the Company's Audit Committee. During fiscal 2001, directors and committee members sometimes took action without formal meetings by written consent of all of such members. During fiscal 2001, all of the Company's directors were present for at least 80 percent of the meetings of the Board, and each of the committee members were present for at least 80 percent of all committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee during the fiscal year ended December 31, 2001, consisted of Messrs. Eibensteiner and Mills. Neither Mr. Eibensteiner nor Mr. Mills have served as an executive officer or employee of the Company. Mr. Eibensteiner formerly served as the Company's secretary, however, a non-executive officer position for which he received no additional compensation. No executive officer or director of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers or directors served on the Company's compensation committee or board of directors.

COMPENSATION OF DIRECTORS

         Outside directors of the Company are reimbursed for all reasonable and necessary costs and expenses incurred as a result of being a director of the Company. In addition, the Company issues options to its directors as determined by the Board. Such options may be deemed to be contingent options and only vest upon a change of control.

         During fiscal 2001, the Company issued 60,000 options to two (2) directors, of which options to purchase 30,000 shares are exercisable at $3.00 per share and vest immediately, and the remaining 30,000 options are exercisable at $5.00 per share, vesting ratably over four years. These options are non-qualified options granted pursuant to the Company's 2000 Directors Stock Option Plan. During November and December 2001, the Company accelerated the vesting on 33,000 options, with an exercise price of $2.75, for two different directors who resigned as board members.

         Members of the Board who are also employees of the Company receive no options for their services as directors.

                              CERTAIN TRANSACTIONS

         In connection with the consummation of the merger of activeIQ Technologies Inc. ("Old AIQ") and Meteor Industries, Inc. on April 30, 2001, we paid Blake Capital Partners, LLC, an entity owned and controlled by Wayne W. Mills, an aggregate fee of $250,000 pursuant to financial advisory agreements. In addition, upon the completion of the merger, Blake Capital Partners received a warrant to purchase 500,000 shares of our common stock at a price of $3.00 per share. At the time of the merger, Mr. Mills was one of our significant shareholders, but he did not become a director until December 2001.

         In December 2000, the Company's predecessor entered into a subscription receivable for the purchase of 100,000 shares of common stock at a price of $2.75 per share with Mr. Eibensteiner, a director of our Company. On July 30, 2001, Mr. Eibensteiner delivered to our company a cash payment in the amount of $75,000 and a 2-month promissory note in the principal amount of $200,000. In April 2002, Mr. Eibensteiner satisfied the promissory note in full.

         On March 29, 2002, the Company borrowed $450,000 from Blake Capital Partners, LLC. The loan was evidenced by a 90-day promissory note and accrued interest at the rate of 7 percent per annum. The Company used the proceeds of the loan to pay the remaining balance it owed to Stellent, Inc. pursuant to a December 2001 license agreement. In connection with the loan, the Company also issued to Blake Capital Partners a 5-year warrant to purchase 25,000 shares of common stock at a price of $3.00 per share. In May 2000, we allowed Blake Capital Partners to convert $150,000 of outstanding principal under the note into 200,000 shares of Common Stock at a price of $.75 per share. We satisfied the remaining outstanding principal and accrued interest in full in June 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than 10 percent of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of these reports to us. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we have received, we believe that all such forms required during 2001 were filed on a timely basis.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the total compensation paid by the Company during its last three completed fiscal years to the persons who served as Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company during the fiscal year which ended December 31, 2001.

                                                                             LONG-TERM          ALL OTHER
                                                                           COMPENSATION       COMPENSATION
                                                                         ----------------     ------------
                                                                            SECURITIES
                                                                          UNDERLYING ALL
     NAME AND PRINCIPAL POSITION        YEAR       SALARY($)  BONUS($)   OPTIONS (NUMBER)       PAYOUTS
     ---------------------------        ----       -------    --------   ----------------     ------------
     Kenneth W. Brimmer                 2001       125,000         0        250,000            $250,000(b)
       Chairman of the Board (a)        2000            --         0             --
                                        1999            --         0             --

     D. Bradly Olah                     2001      $150,000         0        300,000                  --
       Chief Executive Officer and      2000        75,000         0             --                  --
       President (c)                    1999            --         0             --                  --


     Philip C. Rickard                  2001       100,000         0         75,000                  --
       Vice President (d)               2000        25,000         0             --                  --
                                        1999            --         0             --                  --


         (a) Mr. Brimmer currently serves as our Chairman of the Board. Until November 30, 2001 Mr. Brimmer was Chief Executive Officer and Chief Financial Officer. Having been appointed to the board of directors of Old AIQ in 1999, Mr. Brimmer served that company as its Chairman and Chief Executive Officer until its merger with our company on April 30, 2001.

         (b) The terms and conditions of Mr. Brimmer's employment with the Company were set forth in a May 2001 employment agreement. In addition to an annual salary of $125,000, Mr. Brimmer was also entitled to receive a $250,000 fee at such time as the Company had raised an aggregate of $12 million in equity financings, which had been achieved by December 2001. The $250,000 fee was recorded as an operating expense in fiscal 2001 and the payment was made to Mr. Brimmer in January 2002.

         (c) D. Bradly Olah currently serves as our President, Chief Executive Officer and a member of our board of directors. Until May 2002, Mr. Olah was Chief Financial Officer. He formerly served Old AIQ as its Executive Vice President from November 1999 to March 2001 and as Chief Executive Officer from April 1996 to November 1999. Mr. Olah was also a member of Old AIQ' board of directors from its inception in April 1996.

         (d) Until his resignation in October 2002, Philip C. Rickard had been Executive Vice President of our company since the merger with Old AIQ on April 30, 2001. Prior to that time, he served in the same position with Old AIQ from May 1999 until the Old AIQ merger.

OPTION/SAR GRANTS DURING 2001 FISCAL YEAR

         The following information sets forth information with respect to the grants of options by us during 2001 to our Chief Executive Officer and our other most highly compensated executive officers as of December 31, 2001.

                                             Percent of
                            Number of           Total                                  Potential Realizable Value
                            Securities      Options/Sars                               at Assumed Annual Rates Of
                            Underlying       Granted To     Exercise Or                Stock Price Appreciation
                           Options/Sars     Employees in     Base Price   Expiration   For Option Term
         Name              Granted (#)       Fiscal Year       ($/Sh)        Date      5%($)               10%($)
         ----              -----------      ------------    -----------   ----------   --------------------------
Kenneth W. Brimmer           250,000            11.4            5.00       5/1/2011                       625,000
                                                                                                        1,250,000

D. Bradly Olah               300,000            13.6            5.00       5/1/2011                       750,000
                                                                                                        1,500,000

Philip C. Rickard             75,000             3.4            5.50       8/2/2011                       259,500
                                                                                                          519,000

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUE TABLE

         Shown below is information relating to (i) the exercise of stock options during 2001 by our Chief Executive Officer and each of our other most highly compensated executive officers as of December 31, 2001 and (ii) the value of unexercised options for each of the Chief Executive Officer and such executive officers as of December 31, 2001:




                                                      No. of shares underlying      Value of unexercised in-the-money
                           No. of                      unexercised options at                 options at
                           shares                          Dec. 31, 2001                  Dec. 31, 2001 (1)
                          acquired                 -------------------------------  ---------------------------------
                            on         Value
         Name             exercise    Realized     Exercisable       Unexercisable   Exercisable      Unexercisable
         ----             --------    --------     -----------       -------------   -----------      -------------
Kenneth W.  Brimmer             0     $     --       250,000                  --     $         0      $          --
                                                     200,000                  --         710,000                 --

D. Bradly Olah                  0     $     --        60,000             240,000     $         0      $           0
                                                      70,000              30,000         248,500            106,500

Philip C. Rickard               0     $     --        75,000                  --     $   266,250      $          --
                                                      18,750              56,250               0                  0

         (1) The value of unexercised in-the-money options is based on the difference between the exercise price of the options and $4.55, the fair market value of the Company's common stock on December 31, 2001.

EMPLOYMENT ARRANGEMENTS AND COMPENSATION OF CURRENT EXECUTIVE OFFICERS

         Mr. Brimmer served as the Company's chief executive officer from April 30, 2001 until December 1, 2001. The terms and conditions of Mr. Brimmer's employment with the Company were governed by a May 1, 2001 employment agreement. In addition to his annualized salary of $125,000, Mr. Brimmer was entitled to an annual bonus of up to 75 percent of his salary upon the achievement of certain corporate objectives and a $250,000 bonus when our company raised an aggregate of $12 million in equity financings, which was reached in the fourth quarter of fiscal 2001. Approximately $12.7 million has been raised by December 2001. Mr. Brimmer was also awarded an option to purchase up to 250,000 shares of our common stock at a price of $5.00 per share, which option vests in equal installments over four years.

         Pursuant to an agreement dated November 27, 2001, and in accordance with Mr. Brimmer's May 2001 employment agreement, we agreed to pay $250,000 to Brimmer Company, LLC in satisfaction of the bonus owed to Mr. Brimmer for achieving equity financings of at least $12 million. Although Mr. Brimmer resigned from his positions as Chief Executive Officer and Chief Financial Officer as of December 1, 2001, he continued as Chairman of the Board of Directors (a non-employee position) for the remainder of his term and to provide certain consulting services our company as requested. In connection with the termination, Mr. Brimmer agreed to waive any severance or any other payments under the remaining term of his employment agreement. We also agreed to immediate vesting of his existing options and to permit exercise of those options until December 1, 2006. In connection with the $250,000 payment to Brimmer Company, we recorded an expense of such amount in the fourth quarter of fiscal 2001. We also recorded aggregate expenses of $280,941 in connection with our agreement to immediately vest Mr. Brimmer's options and permit the exercise of such options until December 1, 2006.

         Mr. Olah's employment with our company is also pursuant to a May 1, 2001 employment agreement, which was amended as of January 1, 2002 in order to increase his base salary from $150,000 to $200,000 and to reflect his appointment as chief executive officer. In addition to his annual base salary, Mr. Olah is eligible for an annual bonus of up to 100 percent of his salary upon the achievement of certain corporate objectives. The agreement also contains non-competition and non-solicitation covenants, prohibiting Mr. Olah from engaging in a competing activity or soliciting company employees or customers for a 12-month period following the termination of his employment. In the event Mr. Olah's employment with the Company is terminated without cause (as defined therein), Mr. Olah is entitled to a lump sum severance payment equal to his then-current base salary. In the event Mr. Olah's employment is terminated within one year of a change of control of our company, he is entitled to receive his base salary for a 24-month period. In connection with the employment agreement, Mr. Olah was also awarded options to purchase up to 300,000 shares of our common stock at a price of $5.00 per share, which option vests in equal installments over four years. Following the amendment of his employment agreement in January 2002, Mr. Olah was awarded an option to purchase an additional 500,000 shares at $4.00 per share, as described more fully above under the "Aggregated Option Exercises and Year-End Option Value Table."

         On January 14, 2002, Mr. Olah exercised his right to acquire all 500,000 shares subject to the option, though none had yet vested, by delivering to the Company a promissory note in the amount of $2,000,000 and pledging all 500,000 shares acquired as security for the repayment of the note, all in accordance with the terms of the option agreement. Mr. Olah cannot sell or otherwise transfer any of the shares acquired under this option agreement until such time as the shares would have vested in accordance with the vesting schedule provided in the option agreement and the note has been repaid.

         The Company appointed Jeffrey M. Traynor as its Chief Financial Officer in May 2002. Mr. Traynor's employment with the Company is governed by an employment agreement dated May 8, 2002. The agreement provides for an employment term of one year, which may be renewed for successive 1-year terms upon mutual agreement of Mr. Traynor and the Company. The agreement also provides for an annual base salary of $120,000 and a guaranteed bonus of $60,000 payable in quarterly installments. In addition, Mr. Traynor was granted options to purchase 175,000 shares of Common Stock, of which options to purchase 35,000 shares vested upon execution of the agreement and the remaining vesting ratably over a four year period. Mr. Traynor's employment agreement also contains non-competition and non-solicitation covenants, prohibiting him from competing with the Company or soliciting employees or customers of the Company for a 12-month period following the termination of his employment. In the event Mr. Traynor's employment is terminated without cause (as defined in the agreement), he is entitled to 9-months severance pay.

         Mr. Johnson's employment with the Company is governed by an employment agreement dated November 1, 2002. The agreement provides for an annual base salary of $180,000 and a guaranteed bonus of $25,000 payable in the second quarter of fiscal 2003. Mr. Johnson is also eligible to receive an annual bonus up to an amount equal to 100 percent of base salary upon achievement of certain objectives to be determined by the Company's Chief Executive Officer. In addition, Mr. Johnson will be granted options to purchase 900,000 shares of Common Stock, of which options to purchase 450,000 shares vest annually in 150,000 share increments over a three year period upon the anniversary date of his employment. The remaining 450,000 shares will vest on the tenth anniversary of employment, except that the vesting may be accelerated upon certain conditions related to stock price. Mr. Johnson's employment agreement also contains non-competition and non-solicitation covenants, prohibiting him from competing with the Company or soliciting employees or customers of the Company for a 12-month period following the termination of his employment.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executives generally have been made by the Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company and its subsidiaries for the fiscal year ended December 31, 2001 as they affected the Company's executive officers.

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

         There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

         - Base salary compensation
         - Annual incentive compensation
         - Stock options

         Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

         Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

         Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings and revenue growth and the Company's positioning for future results, but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions.

         Awards of stock grants under the 1999 Stock Option Plan are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives.

         Mr. Olah received an annualized base salary of $150,000 until January 2002, at which time the Compensation Committee increased Mr. Olah's annualized base salary to $200,000 for the remainder of the 2002. This increase resulted from the Committee's assessment of the complexity of the Company's operations.

         Mr. Olah received no cash incentive compensation award for the fiscal year ended December 31, 2001. In lieu of a cash incentive compensation, the Company granted Mr. Olah an option to purchase up to 300,000 shares of the our common stock at a price of $5.50 per share (with the closing sale price of the Company's common stock on the date of grant being $5.87). Following the amendment of his employment agreement in January 2002, Mr. Olah was awarded an option to purchase an additional 500,000 shares at $4.00 per share, the closing sale price of the Company's common stock on the date of the grant.

         The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

         Submitted by the Compensation Committee of the Company's Board of
Directors:

                               Ronald E. Eibensteiner
                               Wayne W. Mills

BOARD AUDIT COMMITTEE

         The Company has established a three-member Audit Committee within the Board of Directors. The primary functions of the Audit Committee are (i) to serve an as independent and objective party to monitor the Company's financial reporting process and internal control system, (ii) to review and appraise the audit efforts of the Company's independent accountants and internal audit department, and (iii) to provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit department, and the Board of Directors. The Board of Directors has reviewed, assessed the adequacy of, and approved a written Audit Committee charter, which charter was attached as an exhibit to the Proxy Statement for the 2001 Annual Meeting.

         For the fiscal year ended December 31, 2001, the Audit Committee consisted of Messrs. Brimmer, Eibensteiner and Mills. At such time, the Company believed that each member, except Mr. Brimmer, qualified as an "independent director," as such term is defined by Section 4200(a)(15) of the listing standards of the National Association of Securities Dealers ("NASD"). Mr. Brimmer, although not currently an employee of the Company, had served as the Company's Chief Executive Officer and Chief Financial Officer from April 30, 2001 through November 27, 2001. Section 4350(d)(2) of the NASD listing standards, however, provides that a director who is not independent as defined by Section 4200(a)(13) and is not currently an employee of the Company or an immediate family member of an employee of the Company may be appointed to the Audit Committee if the Board of Directors determines that is required in the best interests of the Company. Until September 2002, there were only four members of the Company's Board of Directors, one of whom is also President and Chief Executive Officer. The Board of Directors therefore determined that, notwithstanding Mr. Brimmer's former employment by the Company, it would be in the Company's best interests to have 3 members on the committee, even if one did not meet the definition of "independent" under NASD rules, rather than have only two independent directors serve on the Audit Committee.

         In August 2002, Nasdaq informed the Company that it believed that Messrs. Eibensteiner and Mills also did not qualify as "independent directors." According to Nasdaq, since Mr. Eibensteiner was the Company's secretary, a non-executive officer position for which he received no additional compensation, until June 2002, he did not qualify as an "independent director." According to Nasdaq, Mr. Mills did not meet the definition of "independent" because the Company paid his wholly-owned affiliate a fee of $250,000 in connection with the Company's merger with Meteor Industries, Inc. in April 2001.

         Following their appointment as directors of the Company in September and November 2002, respectively, the Board of Directors appointed Messrs. Nelson and Robbins to the Audit Committee to replace Messrs. Eibensteiner and Mills. Both of Messrs. Nelson and Robbins qualify as "independent" as neither have been employed by the Company, have held any office of the Company or have received any compensation from the Company (other than in connection with their service as director). Mr. Brimmer will continue to serve on the Audit Committee pursuant to Section 4350(d)(2) of the NASD Rules.

         The Board of Directors has determined that each of Messrs. Brimmer, Eibensteiner and Mills, as well as Messrs. Nelson and Robbins, is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

Report of the Audit Committee

         The Audit Committee has reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001 and discussed them with management.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has received and reviewed the written disclosures and the letter from Virchow Krause & Company, LLP, the Company's independent auditors, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, promulgated by the Independence Standards Board, and has discussed with Virchow Krause & Company, LLP such firm's independence.

         The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2001.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                                     Kenneth W. Brimmer
                                                     Ronald E. Eibensteiner
                                                     Wayne W. Mills

STOCK PERFORMANCE GRAPH

         The following presentation compares the Company's common stock price in the period from May 1, 2001 (the day after the Company's merger with Meteor Industries, Inc.) through December 31, 2001, to the Nasdaq Composite Index and to the S&P Small Cap Internet Software and Services Index.

                               [Performance Graph]

                                          4/30/01   5/31/01   6/30/01   7/31/01   8/31/01   9/30/01   10/31/01   11/30/01   12/31/01
                                          -------   -------   -------   -------   -------   -------   --------   --------   --------
Active IQ Technologies                     100.00    $82.41   $110.19   $101.85    $94.26    $57.41     $69.44     $66.67     $84.26
S&P SC Internet Software & Services Index  100.00     80.38     74.76     74.76     60.05     39.37      49.02      55.15      43.97
Nasdaq Composite                           100.00     98.08     98.62     94.29     82.38     68.39      79.66      88.09      93.97

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
         RESERVED UNDER THE 1999 EMPLOYEE STOCK OPTION PLAN (AS AMENDED)
                                (PROPOSAL NO. 2)

         In connection with the Meteor Industries-activeIQ Technologies merger, the Company assumed and continued the activeIQ Technologies 1999 Employee Stock Option Plan. On July 20, 2001, the Board of Directors approved an amendment to the Company's 1999 Employee Stock Option Plan (the "1999 Plan"), and the shareholders ratified an Amendment, to increase the total number of shares reserved for issuance upon exercise of options to be granted under the 1999 Plan. Subject to the approval of shareholders, on October 1, 2002 and November 1, 2002, the Board of Directors approved amendments to the 1999 Plan, increasing the number of shares reserved for issuance upon exercise of options from 2,400,000 to 4,250,000 shares.

SUMMARY OF THE 1999 STOCK OPTION PLAN

         The brief summary of the 1999 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as EXHIBIT A.

         General. The purpose of the 1999 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of and consultants to the Company.

         The 1999 Plan provides that a committee (the "Committee") composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee.

         The number of shares of common stock which may be issued under the 1999 Plan if this amendment is approved may not exceed 4,250,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 32 percent of the outstanding shares of Common Stock on November 1, 2002. On November 1, 2002, the closing sale price of the Common Stock as reported by Nasdaq was $0.44 per share.

         Stock Options. Under the 1999 Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The 1999 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

         The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

         In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

         Stock Appreciation Rights. A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

         The 1999 Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

         Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

         Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

         Performance Shares. Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

         Non-Transferability of Most Incentives. No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

         Amendment to the 1999 Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

         Federal Income Tax Consequences. The following discussion sets forth certain United States income tax considerations concerning the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of common stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option, performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted. A participant who receives a stock award under the Plan consisting of shares of common stock will realize ordinary income in the year of the award and in an amount equal to the fair market value of the shares of common stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market value of shares of the common stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participate is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he or she is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders of the Company approve the increase in the shares reserved under the 1999 Employee Stock Option Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for approval.

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
        RESERVED UNDER THE 2000 DIRECTORS STOCK OPTION PLAN (AS AMENDED)
                                (PROPOSAL NO. 3)

         In connection with the Meteor Industries-activeIQ Technologies merger, the Company assumed and continued the activeIQ Technologies 2000 Directors Stock Option Plan. On October 1, 2002, the Board of Directors approved an amendment to the Company's 2000 Directors Stock Option Plan (the "2000 Plan"), subject to approval of the Company's shareholders, to increase the total number of shares reserved for issuance upon exercise of options to be granted under the Plan. The amendment increases the number of shares from 250,000 shares to 550,000 shares.

SUMMARY OF THE 2000 DIRECTOR STOCK OPTION PLAN

         The brief summary of the 2000 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as EXHIBIT B.

         General. The purpose of the 2000 Plan is to advance the interests of the Company and its shareholders by encouraging share ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

         The 2000 Plan provides that board of directors of the Company may grant awards of nonqualified stock options made under the 2000 Plan ("Options"). The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board.

         The number of shares of common stock which may be issued under the 2000 Plan if this amendment is approved may not exceed 550,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately four percent of the outstanding shares of Common Stock on November 1, 2002. On November 1, 2002, the closing sale price of the Common Stock as reported by Nasdaq was $0.44 per share.

         Stock Options. Under the 2000 Plan, the Board may only grant non-qualified stock options to non-employee directors. The 2000 Plan confers on the Board discretion, with respect to any such stock option, to determine the number of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The term of an option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control.

         The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase.

         In the event that an optionee ceases to be a non-employee director of the Company for any reason other than death, any stock option or unexercised portion thereof which was otherwise exercisable on the date an optionee ceased to be a non-employee director, the optionee shall have three years from that date to exercise the option. If an option holder dies holding an option that has not otherwise expired or been fully exercised, his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death exercise such option.

         Non-Transferability of Most Incentives. No stock option granted under the 2000 Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

         Amendment to the 2000 Plan. The Board of Directors may amend or discontinue the 2000 Plan at any time, subject to shareholder approval, if required by law, rule or regulation, and in no event, may the 2000 Plan be amended more than once very six months, other than comply with the Internal Revenue Code. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, may materially and adversely affect any right of any participant without the participant's written consent.

         Federal Income Tax Consequences. The following discussion sets forth certain United States income tax considerations concerning the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of common stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option under the 2000 Plan will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted.

         When a non-qualified stock option granted pursuant to the 2000 Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market value of shares of the common stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participate is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. For a non-qualified stock option under the 2000 Plan, the gain will be added to the basis of the shares received in replacement of the previously owned shares.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders of the Company approve the increase in the shares reserved under the 2000 Directors Stock Option Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for approval.

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
             RESERVED UNDER THE 2001 NON-EXECUTIVE STOCK OPTION PLAN
                                  (AS AMENDED)
                                (PROPOSAL NO. 4)

         On July 20, 2001, the Board of Directors approved the 2001 Non-Executive Stock Option Plan (the "2001 Plan"). On October 1, 2002 and November 1, 2002, the Board of Directors approved amendments to the Company's 2001 Plan, subject to approval of the Company's shareholders, to increase the total number of shares reserved for issuance upon exercise of options to be granted under the 2001 Plan. The amendments increase the number of shares from 700,000 shares to 1,450,000 shares.

SUMMARY OF THE 2001 NON-EXECUTIVE STOCK OPTION PLAN

         The brief summary of the 2001 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as EXHIBIT C.

         General. The purpose of the 2001 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate non-executive employees and consultants of the Company.

         The 2001 Plan provides that a committee (the "Committee") composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company selected from time to time by the Committee. Officers and directors of the Company who are also employees of or consultants to the Company are specifically excluded.

         The number of shares of common stock which may be issued under the 2001 Plan if this amendment is approved may not exceed 1,450,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately nine percent of the outstanding shares of Common Stock on November 1, 2002. On November 1, 2002, the closing sale price of the Common Stock as reported by Nasdaq was $0.44 per share.

         Stock Options. Under the 2001 Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The 2001 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

         The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

         In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

         Stock Appreciation Rights. A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the 2001 Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

         The 2001 Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

         Stock Awards and Restricted Stock. Restricted stock consists of the transfer by the Company to an eligible participant of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the 2001 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

         Performance Shares. Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

         Non-Transferability of Most Incentives. No stock option, SAR, performance share or restricted stock granted under the 2001 Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

         Amendment to the 2001 Plan. The Board of Directors may amend or discontinue the 2001 Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted,
(b) increase the maximum number of shares of Common Stock which may be issued to all participants under the 2001 Plan, (c) change or expand the types of Incentives that may be granted under the 2001 Plan, (d) change the class of persons eligible to receive Incentives under the 2001 Plan, or (e) increase the benefits accruing to participants. Certain 2001 Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the 2001 Plan, or change the requirements for eligibility under the 2001 Plan.

         Federal Income Tax Consequences. The following discussion sets forth certain United States income tax considerations concerning the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of common stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option, performance shares or a SAR under the 2001 Plan or who purchases or receives shares of restricted stock under the 2001 Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted. A participant who receives a stock award under the 2001 Plan consisting of shares of common stock will realize ordinary income in the year of the award and in an amount equal to the fair market value of the shares of common stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the 2001 Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market value of shares of the common stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participate is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the 2001 Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he or she is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders of the Company approve the increase in the shares reserved under the 2000 Directors Stock Option Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for approval.

                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 5)

         The Board of Directors has unanimously approved, and recommends to the shareholders, an amendment to the Company's Articles of Incorporation (the "Articles") that would increase the authorized number of shares of capital stock from 39,000,000 to 150,000,000.

         The Board believes that an increase in authorized capital of the Company to 150,000,000 shares will provide the Company with greater flexibility with respect to potential financings, acquisitions and recapitalizations by making an additional shares available for issuance by the Company, without further action by its shareholders, in such transaction or transactions as the Board of Directors may approve, whether in public or private offerings, at such time or times as the Board of Directors may approve, whether prior to (subject to the approval by the Company's shareholders, and the taking effect, of such proposed amendment as described below) or after the Annual Meeting. Since the Articles do not provide the Company's shareholders with preemptive rights, the rights of the existing shareholders may (depending on the particular circumstances in which additional shares of capital stock are issued) be diluted by any such issuance. Although the Company is unaware of any specific effort to obtain control of the Company, the increased authorized shares could be used to make an attempt to effect a merger or other change in control more difficult and less likely or to dilute the interest of a party attempting to obtain control of the Company. The resolutions of the Board of Directors setting forth the proposed amendment are attached as EXHIBIT D.

         The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required for approval of the proposed amendment to the Articles. A shareholder who abstains with respect to the proposed amendment is considered to be present and entitled to vote on the proposed amendment at the Special Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the proposed amendment, shall not be considered present and entitled to vote on such proposal. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the election of the proposed amendment. As soon as practicable after such vote has been taken and certified, the amendment will be filed with the Secretary of State of Minnesota and will thereupon become effective.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

CHANGE IN INDEPENDENT ACCOUNTANTS

         Following the Meteor Industries-activeIQ Technologies merger, which was completed April 30, 2001, the Company's board of directors selected Arthur Andersen LLP to be the Company's independent accountants for the fiscal year ending December 31, 2001. Arthur Andersen LLP had reviewed and audited the financial statements of activeIQ Technologies Inc. for the years ended December 31, 1998, 1999 and 2000.

         On December 20, 2001, the Audit Committee recommended to the Company's board of directors that Arthur Andersen LLP be dismissed and that Virchow, Krause & Company, LLP be retained as the Company's new auditors. Virchow, Krause & Company, LLP reviewed and audited the financial statements of the Company for fiscal year ending December 31, 2001. The Company expects that a representative of Virchow, Krause & Company, LLP will be in attendance at the Annual Meeting and will be available to answer shareholder questions.

FEES BILLED TO COMPANY BY VIRCHOW, KRAUSE & COMPANY, LLP AND ARTHUR ANDERSEN LLP DURING FISCAL 2001

         Audit Fees. Audit fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $109,940.

         Audit fees billed to the Company by Arthur Andersen LLP during the Company's 2001 fiscal year for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q totaled $73,900.

         Financial Information Systems Design and Implementation Fees. The Company did not engage Virchow, Krause & Company, LLP or Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

         All Other Fees. Fees billed to the Company by Virchow, Krause & Company, LLP and Arthur Andersen LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $66,203 for Virchow, Krause & Company, LLP and $25,200 for Arthur Andersen LLP.

         The board of directors of the Company and the audit committee reviewed the fees billed to the Company by Virchow, Krause & Company, LLP and Arthur Andersen LLP during fiscal year 2001 and determined that the receipt of these fees by those firms is compatible with those firms maintaining their independence. The Company's board of directors and the audit committee also considered whether provision of the above non-audit services was compatible with Virchow, Krause & Company, LLP and Arthur Andersen LLP and the standards of independence and determined that such services were compatible with maintaining those firms' independence.

                              SHAREHOLDER PROPOSALS

         Any shareholder who desires to submit a proposal for action by the shareholders at the 2003 annual meeting must submit such proposal in writing to Active IQ Technologies, Inc., 5720 Smetana Drive, Suite 101, Minnetonka, Minnesota 55343, Attention: Secretary by July 16, 2003. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

         On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the stockholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2003 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by September 29, 2003, the management proxies will be allowed to use their discretionary authority as outlined above.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxy will vote the Proxies in accordance with their best judgment.

         The Company will furnish, without charge, a copy of its Annual Report on form 10-K for the fiscal year ended December 31, 2001 to any shareholder of the Company upon written request. Such requests should be sent to Active IQ Technologies, Inc., Mark D. Dacko, Controller, 5720 Smetana Drive, Suite 101, Minnetonka, MN 55343.

                                               By order of  Board of Directors,



                                               D. Bradly Olah
                                               Chief Executive Officer

Dated:  November      , 2002
Minnetonka, Minnesota

                                                                       EXHIBIT A

                          ACTIVE IQ TECHNOLOGIES, INC.

                         1999 EMPLOYEE STOCK OPTION PLAN
                        (amended as of November 1, 2002)

         1. Purpose. The purpose of the 1999 Employee Stock Option Plan (the "Plan") of Active IQ Technologies, Inc. (the "Company") is to increase shareholder value and to advance the interests of the Company by attracting, retaining and motivating employees and certain key consultants of the Company by furnishing opportunities to purchase or receive shares of Common Stock, $.01 par value, of the Company ("Common Stock") pursuant to the Plan.

         2. Administration. The Plan shall be administered by the Board of Directors or by a stock option committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors of the Company. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors who shall be appointed from time to time by the Board, each of which such appointees shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places, as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

         3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade), as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and
(e) performance shares (section 9).

         5. Shares Subject to the Plan.

                  5.1. Number of Shares. Subject to adjustment as provided in
         Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed Four Million Two Hundred Fifty Thousand (4,250,000) shares of Common Stock.

                  5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to
         Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

                  5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

         6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  6.1. Price. The option price per share shall be determined by the Committee.

                  6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

                  6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. No stock option may be exercised during the first six months of its term. Except as provided by the preceding sentence, the Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

                  6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of

         Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                  6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended):

                           (a) The aggregate Fair Market Value (determined as of
                  the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

                           (b) Any Incentive Stock Option certificate authorized
                  under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                           (c) All Incentive Stock Options must be granted
                  within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

                           (d) Unless sooner exercised, all Incentive Stock
                  Options shall expire no later than 10 years after the date of grant.

                           (e) The option price for Incentive Stock Options
                  shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                           (f) No Incentive Stock Options shall be granted to
                  any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

         7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                  7.2. Duration. Subject to earlier termination as provided in
         Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. No SAR may be exercised during the first twelve months of its term. Except as provided in the preceding sentence, the Committee may in its discretion accelerate the exercisability of any SAR.

                  7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

                  7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

                           (a) the number of shares of Common Stock as to which
                  the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

                           (b) the Fair Market Value of a share of Common Stock
                  on the exercise date. In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                  8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

                  8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                  8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                           (a) a prohibition against the sale, transfer, pledge
                  or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                           (b) a requirement that the holder of shares of
                  restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions

                           (c) such other conditions or restrictions as the
                  Committee may deem advisable.

                  8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities law of any state. The shares have been acquired for investment and without a view to their distribution and may not be sold or otherwise disposed of in the absence of any effective registration statement for the shares under the Securities Act of 1933 or unless an exemption from registration is available under the securities laws.

                  The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1999 Stock Option Plan of activeIQ Technologies Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

                  8.5. End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                  8.6. Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

         9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                  9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

                  9.2. Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

                  9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                  9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

         10. General.

                  10.1. Effective Date. The Plan will become effective on June 1, 1999.

                  10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

                  10.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or in the Incentive) or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to family members, trusts or charities. During a participant's lifetime, an Incentive may be exercised only by him or her, by his or her guardian or legal representative or, in the case of stock options, by the transferees permitted by the preceding sentence.

                  10.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

                  10.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  10.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                  10.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                  10.8. Withholding.

                           (a) The Company shall have the right to withhold from
                  any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                           (b) Each Election must be made prior to the Tax Date.
                  The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                           (c) If a participant is an officer or director of the
                  Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

                  10.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such person's beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

                  10.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

                  10.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 10.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) change or expand the types of Incentives that may be granted under the Plan, (d) change the class of persons eligible to receive Incentives under the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

                  10.12 Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restriction on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if any of the following events occur unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

                           (1) any person or group of persons becomes the
                  beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors; or

                           (2) a majority of the members of the Board of
                  Directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the Board of Directors; or

                           (3) the shareholders of the Company approve the sale
                  or other disposition of all or substantially all of the Company's assets (including a plan of liquidation); or

                           (4) the shareholders of the Company approve the
                  reorganization, merger or consolidation of the Company or a statutory exchange of outstanding voting securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of voting securities and Common Stock of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the voting securities and Common Stock of the Company, as the case may be.

                  For purposes of this Section 10.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

                  For purposes of this Section 10.12, "Continuing Directors" are directors (a) who were in office prior to the time of any of provisions
         (1), (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                  10.13. Dilution and Other Adjustments. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of substantially all of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares subject to an Incentive, and the option price per share under all outstanding options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Incentives shall be made without change in any option exercise price applicable to the unexercised portion of such Incentive and with a corresponding adjustment in the option exercise price per share, if any, and such adjustment shall be conclusive and binding for all purposes of the Plan.

                  10.14. Definition of Fair Market Value. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System or Nasdaq SmallCap Stock Market ("Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

                                                                       EXHIBIT B


                           ACTIVE IQ TECHNOLOGIES INC.

                         2000 DIRECTOR STOCK OPTION PLAN


         1. PURPOSE. The purpose of the activeIQ Technologies Inc. 2000 Director Stock Option Plan (the "Plan") is to advance the interests of activeIQ Technologies Inc. (the "Company") and its shareholders by encouraging share ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

         2. ADMINISTRATION. The plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

         3. PARTICIPATION. Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

         4. AWARDS UNDER THE PLAN.

                  (a) Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company, having $.01 par value (the "Common Stock"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

                  (b) There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 550,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is canceled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

                  (c) Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

         5. NONQUALIFIED STOCK OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

                  (a) The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System or Nasdaq SmallCap Stock Market ("Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq, but in no event will such Option exercise price be less than the par value of the Common Stock.

                  (b) The Board shall determine the number of shares of Common Stock subject to each Option granted to Non-Employee Directors and, subject to Section 5(d) hereof, the vesting schedule of each such Option. Notwithstanding the foregoing, once such Options become outstanding, a Non-Employee Director will still be entitled to the anti-dilution adjustments provided for in Section 6 hereof.

                  (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

                  (d) Options shall not be exercisable:

                           (i) except pursuant to the vesting schedule
                  established by the Board of Directors and after the expiration of ten years from the date it is granted. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full: (i) upon the removal of the Non-Employee Director from the Board without cause; or
                  (ii) in the event of a "change in control" of the Company. A "change in control" shall be defined as any of the following events:

                                    (A) any person or group of persons becomes
                           the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors; or

                                    (B) a majority of the members of the Board
                           of Directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the Board of Directors; or

                                    (C) the shareholders of the Company approve
                           the sale or other disposition of all or substantially all of the Company's assets (including a plan of liquidation); or

                                    (D) the shareholders of the Company approve
                           the reorganization, merger or consolidation of the Company or a statutory exchange of outstanding voting securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of voting securities and Common Stock of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the voting securities and Common Stock of the Company, as the case may be.

                           (ii) unless payment in full is made for the shares of
                  Common Stock being acquired thereunder at the time of exercise, such payment shall be made in United States dollars by cash or check, or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

                           (iii) unless the person exercising the Option has
                  been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                                    (A) if such person shall cease to be such a
                           Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Non-Employee Director; or

                                    (B) if any person to whom an Option has been
                           granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any shares subject to the Option.

         6. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of substantially all of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

         7. MISCELLANEOUS PROVISIONS.

                  (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

                  (b) A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

                  (c) Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

                  (d) It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

                  (e) The expenses of the Plan shall be borne by the Company.

                  (f) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

                  (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

         8. AMENDMENT OR DISCONTINUANCE. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and in no event shall the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

         9. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur upon the adoption of a resolution of the Board terminating the Plan or ten years from the date the Plan is initially approved and adopted by the shareholders of the Company. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

         10. EFFECTIVE DATE OF PLAN. The Plan will become effective on the date that it is approved by the Board.

                                                                       EXHIBIT C

                          ACTIVE IQ TECHNOLOGIES, INC.

                        2001 EMPLOYEE STOCK OPTION PLAN
                         (as Amended November 1, 2002)

         1. Purpose. The purpose of the 2001 Employee Stock Option Plan (the "Plan") of Active IQ Technologies, Inc. (the "Company") is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees. Incentives may consist of opportunities to purchase or receive shares of common stock, $0.01 par value, of the Company ("Common Stock"), monetary payments or both on terms determined under this Plan.

         2. Administration. The Plan shall be administered by the Board of Directors or by a stock option committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

         3. Eligible Participants. Employees of the Company or its subsidiaries or affiliates and consultants or other independent contractors who provide services to the Company or its subsidiaries or affiliates shall become eligible to receive Incentives under the Plan when designated by the Committee. Notwithstanding the foregoing, executive officers and directors of the Company who are employees of the Company or its subsidiaries or affiliates are not eligible to participate in the Plan. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights ("SARs") (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); (e) performance shares (Section 9); and (f) cash awards (Section 10).

         5. Shares Subject to the Plan.

                  5.1. Number of Shares. Subject to adjustment as provided in
         Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,450,000 shares of Common Stock.

                  5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to
         Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

                  5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

         6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

                  6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

                  6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

                  6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                  6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")):

                           (a) The aggregate Fair Market Value (determined as of
                  the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

                           (b) Any Incentive Stock Option certificate authorized
                  under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                           (c) All Incentive Stock Options must be granted
                  within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the shareholders.

                           (d) Unless sooner exercised, all Incentive Stock
                  Options shall expire no later than 10 years after the date of grant.

                           (e) The option price for Incentive Stock Options
                  shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                           (f) No Incentive Stock Options shall be granted to
                  any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

         7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                  7.2. Duration. Subject to earlier termination as provided in
         Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

                  7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

                  7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

                           (a) the number of shares of Common Stock as to which
                  the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

                           (b) the Fair Market Value of a share of Common Stock
                  on the exercise date.

                  In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                  8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

                  8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                  8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                           (a) a prohibition against the sale, transfer, pledge
                  or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                           (b) a requirement that the holder of shares of
                  restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                           (c) such other conditions or restrictions as the
                  Committee may deem advisable.

                  8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                           The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2001 Employee Stock Option Plan of Active IQ Technologies, Inc., (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

                  8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                  8.6. Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

         9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                  9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

                  9.2. Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

                  9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                  9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

         10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

         11. General.

                  11.1. Effective Date. The Plan will become effective on August 1, 2001.

                  11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

                  11.3. Non-transferability of Incentives. No stock option may be transferred, pledged or assigned by the holder thereof (except, in the event of the holders death, by will or the laws of descent and distribution to the limited extent provided in the Plan or in the stock option) or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employees spouse, children, grandchildren or parents (collectively, the "Family Members"), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participants lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

                  11.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

                  11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                  11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                  11.8. Withholding.

                           (a) The Company shall have the right to withhold from
                  any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                           (b) Each Election must be made prior to the Tax Date.
                  The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                  11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

                  11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

                  11.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) change or expand the types of Incentives that may be granted under the Plan, (d) change the class of persons eligible to receive Incentives under the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

                  11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SAR's will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the effective date of the Plan, any of the following events occur unless otherwise determined by the board of directors and a majority of the "Continuing Directors" (as defined below):

                           (1) any person or group of persons becomes the
                  beneficial owner of 50% or more of the aggregate number of all equity securities of the Company entitled to vote for the election of directors;

                           (2) a majority of the members of the board of
                  directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or

                           (3) the shareholders of the Company approve an
                  agreement to merge or consolidate with or into another corporation (unless, after such merger or consolidation, the former shareholders of the Company own 50% or more of the successor entity's voting equity securities) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

                  For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 50% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of clause (1) of this
         Section 11.12, the limitations of this Plan shall not become applicable again should the person cease to own 50% or more of any equity security of the Company.

                  For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of the events described in clauses (1), (2) or (3) of this Section 11.12 occurred or any person publicly announced an intention to acquire 25% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                  11.13. Definition of Fair Market Value. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the board of directors of the Company determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small Cap Stock Market Systems ("Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

                                                                       EXHIBIT D

                            RESOLUTION ADOPTED BY THE
               BOARD OF DIRECTORS OF ACTIVE IQ TECHNOLOGIES, INC.


                     AMENDMENT TO ARTICLES OF INCORPORATION


         RESOLVED, that the Articles of Incorporation, as amended, of the Company be amended by deleting the language set forth in Paragraph A of Article III thereof and replacing such language with the following:

         "A. The Corporation is authorized to issue one hundred fifty million (150,000,000) shares of capital stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota."

         RESOLVED FURTHER, that the proposed amendment to the Company's amended Articles of Incorporation be submitted to the shareholders of the Company for their approval at a Annual Meeting of Shareholders to be held on December 12, 2002, at a location to be determined by the officers of the Corporation, and that the record date for shareholders entitled to notice of and to vote at such meeting be and hereby is November 8, 2002.

                          ACTIVE IQ TECHNOLOGIES, INC.

          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS --DECEMBER 12, 2002

         The undersigned, a shareholder of Active IQ Technologies, Inc., hereby appoints Kenneth W. Brimmer and D. Bradly Olah, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Active IQ Technologies, Inc. to be held at [________________________________________], on Thursday, December 12, 2002, at
[10:00 a.m.], and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

(1)      Election of Directors

           FOR all nominees                             WITHHOLD

AUTHORITY to vote for (except as marked to the contrary below) all nominees listed below:

1 -- Kenneth W. Brimmer                                 5 -- D. Bradly Olah
2 -- Ronald E. Eibensteiner                             6 -- Jack A. Johnson
3 -- Patrick Nelson                                     7 -- Brent Robbins
4 -- Wayne W. Mills

INSTRUCTION: To withhold authority to vote for any indicated nominee, write the number(s) of that nominee(s) in the box provided to the right.

                                                   --------------------------
                                                   |                        |
                                                   |                        |
                                                   --------------------------

(2) To approve an amendment to the Company's 1999 Employee Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 2,400,000 shares to 4,250,000 shares.

           FOR                          AGAINST                      ABSTAIN

(3) To approve an amendment to the Company's 2000 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 250,000 shares to 550,000 shares.

           FOR                          AGAINST                      ABSTAIN

(4) To approve an amendment to the Company's 2001 Non-Executive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 700,000 shares to 1,450,000 shares.

           FOR                          AGAINST                      ABSTAIN

(5) To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of undesignated capital stock to 150,000,000 shares.

           FOR                          AGAINST                      ABSTAIN

           (Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

                           (Continued from other side)

(6) Upon such other business as may properly come before the meeting or any adjournments thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES, FOR APPROVAL OF THE AMENDMENT TO THE 1999 EMPLOYEE STOCK OPTION PLAN, FOR APPROVAL OF THE AMENDMENT TO THE 2000 DIRECTORS STOCK OPTION PLAN, FOR APPROVAL OF THE AMENDMENT TO THE 2001 NON-EXECUTIVE STOCK OPTION PLAN, AND FOR APPROVAL TO THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR approval of the amendment to the 1999 Employee Stock Option Plan, FOR approval of the amendment to the 2000 Directors Stock Option Plan, and FOR approval of the amendment to the 2001 Non-Executive Stock Option Plan.


                                    Dated                              , 2002
                                         ------------------------------


                                    x
                                    -----------------------------------------

                                    x
                                    -----------------------------------------

                           (Shareholder must sign exactly as the name appears at left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.)